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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                                     Item 4

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 1998


                     EASTBROKERS INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-26202                     52-1807562
(State of incorporation     (Commission File Number)          (IRS Employer
    or organization)                                        Identification No.)


          15245SHADY GROVE ROAD, SUITE 340, ROCKVILLE, MARYLAND 20850 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 527-1110



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     (b) Eastbrokers International Incorporated (the "Company") has engaged Deloitte & Touche, LLP as its independent accountant, effective January 22, 1998. During the Company's two fiscal years ended March 31, 1997 and 1996 and through the date of engagement of Deloitte & Touche, LLP, the Company has not consulted with Deloitte & Touche, LLP regarding any of the matters specified in
Item 304(a)(2) of Regulation S-K.




















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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       EASTBROKERS INTERNATIONAL INCORPORATED


                                       By: /S/ MARTIN A. SUMICHRAST
                                          --------------------------
                                             Martin A. Sumichrast
                                          Vice Chairman of the Board
                                                and Secretary



Date: January 27, 1998























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